UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) January 20, 2005

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

(870) 541-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM: 2.02                     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The following is the text of a press release issued by the registrant at 8:25 A.M. Central Standard Time on January 20, 2005.

SIMMONS FIRST ANNOUNCES FOURTH QUARTER EARNINGS

                Pine Bluff, AR – Simmons First National Corporation (NASDAQ NM: SFNC) today announced fourth quarter 2004 operating earnings (net income excluding nonrecurring items) of $6,310,000, or $0.42 diluted earnings per share, compared to $5,318,000, or $0.37 diluted earnings per share for the same period in 2003. This represents a $992,000, or $0.05 increase in diluted earnings per share, which is approximately a 13.5% increase on a per share basis over the comparable periods. During the fourth quarter the Company recorded a nonrecurring $0.03 reduction in earnings per share related to the write off of deferred debt issuance cost associated with the redemption of its 9.12% trust preferred securities. Including the nonrecurring expense, Simmons First’s fourth quarter 2004 earnings were $5,840, 000, or $0.39 diluted earnings per share.

                “We are pleased with the Company’s solid financial performance in the fourth quarter,” said J. Thomas May, Chairman and Chief Executive Officer. “The earnings increase over the same quarter last year is primarily attributable to growth in the loan portfolio, increases in non-interest income and a lower provision for loan losses, which correlates to a continued improvement in asset quality. While the nonrecurring charge related to the early redemption of the trust preferred securities adversely affected our earnings for the fourth quarter, going forward this prepayment will reduce interest expense by approximately $1.6 million per year. We project this savings will have a $0.05 positive impact to diluted earnings per share in 2005.”

                Operating earnings for the year ended December 31, 2004, were $24,916,000, or $1.68 diluted operating earnings per share. These operating earnings reflect a 3.7% increase on a diluted per share basis when compared to operating earnings for the same period last year. For the twelve month period ended December 31, 2004, the Company reported net income after nonrecurring expenses of $24,446,000, or $1.65 diluted earnings per share.

                At December 31, 2004, the Company’s loan portfolio totaled $1.6 billion, which is a $153 million, or a 10.8%, increase from the same period last year. This increase is partially due to the $70 million in loans associated with the Company’s first quarter acquisition in Hot Springs. Excluding the merger, loans grew $83 million or 5.9%.

                Asset quality remains strong with the allowance for loan losses as a percent of total loans at 1.69% as of December 31, 2004. Non-performing loans equaled 0.76% of total loans, while the allowance for loan losses equaled 221% of non-performing loans. As of December 31, 2004, the non-performing assets ratio was 0.89%.

                Total assets for the Corporation at December 31, 2004, were $2.4 billion, an increase of $178 million over the period ended December 31, 2003, of which $156 million was related to the first quarter acquisition. Stockholders’ equity as of December 31, 2004 was $238 million.

                Simmons First National Corporation is an Arkansas based, Arkansas committed financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas. The Company’s eight banks conduct financial operations from 80 offices, of which 78 are financial centers, in 45 communities.

                CONFERENCE CALL

                Management will conduct a conference call to review this information at 3:00 p.m. CST (4:00 p.m. EST) on Thursday, January 20, 2005. Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and ask for the Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 2952776 and the recording will be available through the end of business February 20, 2005. In addition, the call will also be available live or in recorded version on the Company’s website at www.simmonsfirst.com under the “webcast” icon.

                GENERAL

                Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with t he Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
ROBERT A. FEHLMAN
Senior Vice President and Chief Financial Officer
Simmons First National Corporation
(870) 541-1231

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(In thousands)	2004	2004	2004	2004	2003

ASSETS
Cash and non-interest bearing balances due from banks	$72,032	$77,944	$79,555	$69,234	$78,205
Interest bearing balances due from banks	36,249	11,273	12,660	51,747	31,850
Federal funds sold and securities purchased
under agreements to resell	45,450	17,300	41,555	83,660	91,560

Cash and cash equivalents	153,731	106,517	133,770	204,641	201,615

Investment securities	542,058	563,581	555,414	544,723	491,950
Mortgage loans held for sale	9,246	11,153	9,094	13,327	12,211
Assets held in trading accounts	4,916	2,149	389	205	90

Loans	1,571,376	1,602,127	1,543,163	1,504,173	1,418,314
Allowance for loan losses	(26,508)	(27,602)	(27,268)	(26,764)	(25,347)

Net loans	1,544,868	1,574,525	1,515,895	1,477,409	1,392,967

Premises and equipment	57,211	55,027	51,614	51,306	49,369
Foreclosed assets held for sale, net	1,839	1,789	1,641	2,509	2,979
Interest receivable	14,248	15,361	12,797	13,683	12,678
Goodwill	60,454	60,454	60,432	59,454	45,159
Core deposits, net	5,829	6,035	6,243	6,330	5,258
Other assets	19,544	21,692	23,224	21,275	21,502

TOTAL ASSETS	$2,413,944	$2,418,283	$2,370,513	$2,394,862	$2,235,778

LIABILITIES
Non-interest bearing transaction accounts	$293,137	$287,632	$298,556	$291,594	$270,343
Interest bearing transaction accounts and savings deposits	769,296	749,492	746,595	727,258	670,908
Time deposits less than $100,000	539,836	547,510	545,551	552,606	525,806
Time deposits greater than $100,000	356,926	357,566	340,368	353,344	336,411

Total deposits	1,959,195	1,942,200	1,931,070	1,924,802	1,803,468

Federal funds purchased and securities
sold under agreements to repurchase	104,785	96,384	70,656	88,491	100,209
Short-term debt	2,373	13,763	11,665	6,257	6,833
Long-term debt - parent company	6,000	6,000	8,000	8,000	8,000
Long-term FHLB debt - affiliate banks	57,733	59,775	56,077	58,543	45,666
Subordinated debt issued to capital trusts	30,930	48,714	48,714	48,714	47,250
Accrued interest and other liabilities	14,706	15,993	16,721	30,440	14,357

TOTAL LIABILITIES	2,175,722	2,182,829	2,142,903	2,165,247	2,025,783

STOCKHOLDERS’ EQUITY
Capital stock	146	146	146	147	14,102
Surplus	62,826	62,659	63,044	64,399	35,988
Undivided profits	176,374	172,726	167,864	163,625	160,191
Accumulated other comprehensive (loss) income
Unrealized (depreciation) appreciation on AFS securities	(1,124)	(77)	(3,444)	1,444	(286)

TOTAL STOCKHOLDERS’ EQUITY	238,222	235,454	227,610	229,615	209,995

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,413,944	$2,418,283	$2,370,513	$2,394,862	$2,235,778

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(In thousands)	2004	2004	2004	2004	2003

ASSETS
Cash and non-interest bearing balances due from banks	$85,375	$77,139	$75,206	$73,961	$71,551
Interest bearing balances due from banks	38,498	13,817	33,677	60,587	61,436
Federal funds sold and securities purchased
under agreements to resell	60,033	36,389	46,206	83,915	88,853

Cash and cash equivalents	183,906	127,345	155,089	218,463	221,840

Investment securities - held-to-maturity	171,402	178,537	180,143	176,139	152,310
Investment securities - available-for-sale	383,325	378,591	374,576	321,009	292,662
Mortgage loans held for sale	9,682	10,211	12,512	7,946	12,355
Assets held in trading accounts	5,510	236	734	622	417

Loans	1,570,724	1,577,821	1,529,321	1,434,915	1,355,088
Allowance for loan losses	(27,823)	(27,648)	(27,325)	(25,936)	(24,375)

Net loans	1,542,901	1,550,173	1,501,996	1,408,979	1,330,713

Premises and equipment	56,128	52,508	51,287	49,892	47,163
Foreclosed assets held for sale, net	1,728	1,798	1,841	2,597	2,811
Interest receivable	14,854	13,852	13,349	12,433	13,376
Goodwill and core deposits, net	66,401	66,603	65,859	52,401	40,926
Other assets	21,719	22,734	22,439	20,597	19,222

TOTAL ASSETS	$2,457,556	$2,402,588	$2,379,825	$2,271,078	$2,133,795

LIABILITIES
Non-interest bearing transaction accounts	$302,117	$292,578	$297,109	$280,755	$260,254
Interest bearing transaction accounts	260,341	251,702	254,144	226,342	192,358
Savings deposits	505,837	488,857	478,341	453,290	421,061
Time deposits less than $100,000	545,003	550,054	550,858	526,534	506,743
Time deposits greater than $100,000	357,800	348,148	350,832	340,030	330,891

Total deposits	1,971,098	1,931,339	1,931,284	1,826,951	1,711,307

Federal funds purchased and securities
sold under agreements to repurchase	107,150	91,950	78,372	100,947	108,181
Short-term debt	10,143	19,967	8,529	6,287	13,993
Long-term debt	113,370	111,025	113,913	105,443	76,909
Accrued interest and other liabilities	15,799	15,263	17,788	15,702	13,196

TOTAL LIABILITIES	2,217,560	2,169,544	2,149,886	2,055,330	1,923,586

TOTAL STOCKHOLDERS’ EQUITY	239,996	233,044	229,939	215,748	210,209

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,457,556	$2,402,588	$2,379,825	$2,271,078	$2,133,795

Simmons First National Corporation					SFNC
Consolidated Average Year-to-Date Balance Sheets
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(In thousands)	2004	2004	2004	2004	2003

ASSETS
Cash and non-interest bearing balances due from banks	$77,836	$75,305	$74,377	$73,961	$65,297
Interest bearing balances due from banks	36,587	35,946	47,132	60,587	51,325
Federal funds sold and securities purchased
under agreements to resell	56,423	55,211	64,726	83,915	63,642

Cash and cash equivalents	170,846	166,462	186,235	218,463	180,264

Investment securities - held-to-maturity	176,585	178,325	178,219	176,139	177,407
Investment securities - available-for-sale	361,231	358,082	347,715	321,009	249,731
Mortgage loans held for sale	10,087	10,223	10,229	7,946	22,692
Assets held in trading accounts	4,980	531	678	622	1,146

Loans	1,528,447	1,514,252	1,482,118	1,434,915	1,298,127
Allowance for loan losses	(27,186)	(26,972)	(26,631)	(25,936)	(22,994)

Net loans	1,501,261	1,487,280	1,455,487	1,408,979	1,275,133

Premises and equipment	52,464	51,234	50,589	49,892	46,491
Foreclosed assets held for sale, net	1,990	2,077	2,219	2,597	2,655
Interest receivable	13,626	13,214	12,891	12,433	13,070
Goodwill and core deposits, net	62,836	61,638	59,128	52,401	35,335
Other assets	21,874	21,927	21,520	20,597	17,615

TOTAL ASSETS	$2,377,780	$2,350,993	$2,324,910	$2,271,078	$2,021,539

LIABILITIES
Non-interest bearing transaction accounts	$293,060	$290,019	$288,725	$280,755	$242,902
Interest bearing transaction accounts	248,175	244,091	240,243	226,342	179,941
Savings deposits	481,667	473,552	465,815	453,290	399,677
Time deposits less than $100,000	543,136	542,508	538,696	526,534	497,728
Time deposits greater than $100,000	349,224	346,344	345,432	340,030	316,245

Total deposits	1,915,262	1,896,514	1,878,911	1,826,951	1,636,493

Federal funds purchased and securities
sold under agreements to repurchase	94,465	90,206	89,324	100,947	87,847
Short-term debt	11,252	11,626	7,408	6,287	5,489
Long-term debt	110,946	110,131	109,678	105,443	72,211
Accrued interest and other liabilities	16,136	16,248	16,746	15,702	13,816

TOTAL LIABILITIES	2,148,061	2,124,725	2,102,067	2,055,330	1,815,856

TOTAL STOCKHOLDERS’ EQUITY	229,719	226,268	222,843	215,748	205,683

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,377,780	$2,350,993	$2,324,910	$2,271,078	$2,021,539

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(In thousands, except per share data)	2004	2004	2004	2004	2003

INTEREST INCOME
Loans	$25,363	$24,956	$23,802	$22,732	$22,334
Federal funds sold and securities purchased
under agreements to resell	303	140	110	195	206
Investment securities	4,496	4,494	4,343	4,114	3,874
Mortgage loans held for sale, net of unrealized gains (losses)	130	159	174	112	210
Assets held in trading accounts	35	2	1	3	4
Interest bearing balances due from banks	172	34	76	118	129

TOTAL INTEREST INCOME	30,499	29,785	28,506	27,274	26,757

INTEREST EXPENSE
Time deposits	4,752	4,555	4,475	4,416	4,545
Other deposits	1,469	1,269	1,177	1,050	1,014
Federal funds purchased and securities
sold under agreements to repurchase	471	302	202	252	280
Short-term debt	41	94	24	16	51
Long-term debt	1,512	1,448	1,478	1,425	999

TOTAL INTEREST EXPENSE	8,245	7,668	7,356	7,159	6,889

NET INTEREST INCOME	22,254	22,117	21,150	20,115	19,868
Provision for loan losses	1,932	1,932	2,019	2,144	2,197

NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	20,322	20,185	19,131	17,971	17,671

NON-INTEREST INCOME
Trust income	1,400	1,388	1,233	1,400	1,428
Service charges on deposit accounts	3,642	3,928	3,767	3,227	2,710
Other service charges and fees	524	571	518	545	413
Income on sale of mortgage loans, net of commissions	781	814	1,045	751	792
Income on investment banking, net of commissions	131	101	198	215	371
Credit card fees	2,630	2,544	2,517	2,310	2,456
Student loan premiums	247	417	843	607	308
Other income	635	656	670	592	585
Gain on sale of mortgage servicing	—	—	—	—	—
Loss on sale of securities, net	—	—	—	—	(14)

TOTAL NON-INTEREST INCOME	9,990	10,419	10,791	9,647	9,049

NON-INTEREST EXPENSE
Salaries and employee benefits	12,357	12,091	12,280	11,805	10,845
Occupancy expense, net	1,374	1,431	1,377	1,318	1,218
Furniture & equipment expense	1,444	1,445	1,399	1,358	1,265
Loss on foreclosed assets	116	49	137	44	71
Deposit insurance	68	76	71	69	70
Write off of deferred debt issuance cost	771	—	—	—	—
Other operating expenses	5,542	5,503	5,304	5,098	5,569

TOTAL NON-INTEREST EXPENSE	21,672	20,595	20,568	19,692	19,038

NET INCOME BEFORE INCOME TAXES	8,640	10,009	9,354	7,926	7,682
Provision for income taxes	2,800	3,102	3,066	2,515	2,364

NET INCOME	$5,840	$6,907	$6,288	$5,411	$5,318

BASIC EARNINGS PER SHARE	$0.40	$0.47	$0.43	$0.38	$0.38

DILUTED EARNINGS PER SHARE	$0.39	$0.47	$0.42	$0.37	$0.37

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Year-to-Date
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(In thousands, except per share data)	2004	2004	2004	2004	2003

INTEREST INCOME
Loans	$96,853	$71,490	$46,534	$22,732	$89,315
Federal funds sold and securities purchased
under agreements to resell	748	445	305	195	652
Investment securities	17,447	12,951	8,457	4,114	15,889
Mortgage loans held for sale, net of unrealized gains (losses)	575	445	286	112	1,220
Assets held in trading accounts	41	6	4	3	37
Interest bearing balances due from banks	400	228	194	118	494

TOTAL INTEREST INCOME	116,064	85,565	55,780	27,274	107,607

INTEREST EXPENSE
Time deposits	18,198	13,446	8,891	4,416	19,921
Other deposits	4,965	3,496	2,227	1,050	4,594
Federal funds purchased and securities
sold under agreements to repurchase	1,227	756	454	252	941
Short-term debt	175	134	40	16	89
Long-term debt	5,863	4,351	2,903	1,425	4,192

TOTAL INTEREST EXPENSE	30,428	22,183	14,515	7,159	29,737

NET INTEREST INCOME	85,636	63,382	41,265	20,115	77,870
Provision for loan losses	8,027	6,095	4,163	2,144	8,786

NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	77,609	57,287	37,102	17,971	69,084

NON-INTEREST INCOME
Trust income	5,421	4,021	2,633	1,400	5,487
Service charges on deposit accounts	14,564	10,922	6,994	3,227	10,589
Other service charges and fees	2,158	1,634	1,063	545	1,508
Income on sale of mortgage loans, net of commissions	3,391	2,610	1,796	751	4,931
Income on investment banking, net of commissions	645	514	413	215	1,887
Credit card fees	10,001	7,371	4,827	2,310	9,782
Student loan premiums	2,114	1,867	1,450	607	1,479
Other income	2,553	1,918	1,262	592	2,297
Gain on sale of mortgage servicing	—	—	—	—	771
Loss on sale of securities, net	—	—	—	—	(14)

TOTAL NON-INTEREST INCOME	40,847	30,857	20,438	9,647	38,717

NON-INTEREST EXPENSE
Salaries and employee benefits	48,533	36,176	24,085	11,805	42,979
Occupancy expense, net	5,500	4,126	2,695	1,318	5,080
Furniture & equipment expense	5,646	4,202	2,757	1,358	5,195
Loss on foreclosed assets	346	230	181	44	269
Deposit insurance	284	216	140	69	273
Write off of deferred debt issuance cost	771	—	—	—	—
Other operating expenses	21,447	15,905	10,402	5,098	19,321

TOTAL NON-INTEREST EXPENSE	82,527	60,855	40,260	19,692	73,117

NET INCOME BEFORE INCOME TAXES	35,929	27,289	17,280	7,926	34,684
Provision for income taxes	11,483	8,683	5,581	2,515	10,894

NET INCOME	$24,446	$18,606	$11,699	$5,411	$23,790

BASIC EARNINGS PER SHARE	$1.68	$1.28	$0.81	$0.38	$1.69

DILUTED EARNINGS PER SHARE	$1.65	$1.26	$0.79	$0.37	$1.65

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(In thousands)	2004	2004	2004	2004	2003

Tier 1 capital
Stockholders’ equity	$238,222	$235,454	$227,610	$229,615	$209,995
Trust preferred securities, net allowable	30,000	47,250	46,993	47,013	47,250
Intangible assets	(66,283)	(66,489)	(66,675)	(65,784)	(50,417)
Unrealized loss (gain) on AFS securities	1,124	77	3,444	(1,444)	286

Other	(738)	(1,532)	(1,110)	(1,134)	(1,160)

Total Tier 1 capital	202,325	214,760	210,262	208,266	205,954

Tier 2 capital
Qualifying unrealized gain on AFS securities	392	405	373	353	326
Qualifying allowance for loan losses	19,961	20,540	19,924	19,325	18,320

Total Tier 2 capital	20,353	20,945	20,297	19,678	18,646

Total risk-based capital	$222,678	$235,705	$230,559	$227,944	$224,600

Risk weighted assets	$1,590,373	$1,636,142	$1,586,554	$1,538,608	$1,458,583

Assets for leverage ratio	$2,391,149	$2,337,627	$2,314,344	$2,203,461	$2,082,552

Ratios at end of quarter
Leverage ratio	8.46%	9.19%	9.09%	9.45%	9.89%
Tier 1 capital	12.72%	13.13%	13.25%	13.54%	14.12%
Total risk-based capital	14.00%	14.41%	14.53%	14.81%	15.40%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(In thousands)	2004	2004	2004	2004	2003

Loan Portfolio - End of Period
Consumer
Credit cards	$155,326	$152,198	$150,265	$153,505	$165,919
Student loans	83,283	82,140	72,410	89,829	86,301
Other consumer	128,552	130,267	135,448	138,818	142,995
Real Estate
Construction	169,001	148,561	138,747	135,143	111,567
Single-family residential	318,498	311,291	297,388	287,154	261,947
Other commercial	481,728	483,467	468,023	466,558	408,452
Unearned income	(10)	(10)	(11)	(11)	(11)
Commercial
Commercial	158,613	184,017	185,126	164,252	162,122
Agricultural	62,340	94,751	77,023	51,536	57,393
Financial institutions	1,079	2,249	3,322	3,622	6,370
Other	12,966	13,196	15,422	13,767	15,259

Total Loans	$1,571,376	$1,602,127	$1,543,163	$1,504,173	$1,418,314

Investment Securities - End of Period

Held-to-Maturity
U.S. Treasury	$4,020	$7,027	$8,039	$10,559	$12,583
U.S. Government agencies	21,500	22,495	22,494	23,506	30,017
Mortgage-backed securities	307	494	516	539	553
State and political subdivisions	122,457	126,822	126,456	126,559	113,306
Other securities	2,980	21,612	21,811	21,758	20,108

Total held-to-maturity	151,264	178,450	179,316	182,921	176,567

Available-for-Sale
U.S. Treasury	24,096	20,008	18,933	61,545	16,331
U.S. Government agencies	341,086	338,309	330,291	272,563	280,672
Mortgage-backed securities	3,877	4,477	5,027	6,038	1,382
State and political subdivisions	4,746	4,434	4,429	4,740	4,849
FHLB stock	8,206	8,162	7,777	6,933	6,849
Other securities	8,783	9,741	9,641	9,983	5,300

Total available-for-sale	390,794	385,131	376,098	361,802	315,383

Total investment securities	$542,058	$563,581	$555,414	$544,723	$491,950

Fair Value - HTM investment securities	$149,453	$180,593	$178,983	$186,370	$179,494

Investment Securities - QTD Average

Taxable securities	$428,184	$426,355	$425,292	$378,545	$329,745
Tax exempt securities	126,543	130,773	129,427	118,603	115,227

Total investment securities - QTD average	$554,727	$557,128	$554,719	$497,148	$444,972

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(In thousands)	2004	2004	2004	2004	2003

Allowance for Loan Losses
Balance, beginning of quarter	$27,602	$27,268	$26,764	$25,347	$22,795

Loans charged off
Credit cards	1,006	1,176	1,145	1,262	1,186
Other consumer	567	418	552	607	544
Real estate	418	259	355	231	587
Commercial	1,884	165	188	172	1,434

Total loans charged off	3,875	2,018	2,240	2,272	3,751

Recoveries of loans previously charged off
Credit cards	206	182	171	161	148
Other consumer	167	125	214	177	132
Real estate	75	39	143	20	104
Commercial	401	74	197	79	758

Total recoveries	849	420	725	437	1,142

Net loans charged off	3,026	1,598	1,515	1,835	2,609
Allowance for loan losses on acquisitions	—	—	—	1,108	2,964
Provision for loan losses	1,932	1,932	2,019	2,144	2,197

Balance, end of quarter	$26,508	$27,602	$27,268	$26,764	$25,347

Non-performing assets
Non-performing loans
Nonaccrual loans
Real estate	$6,309	$5,923	$6,077	$8,424	$6,004
Commercial	3,429	2,920	3,597	3,426	1,969
Consumer	1,180	1,371	1,723	1,874	2,076

Total nonaccrual loans	10,918	10,214	11,397	13,724	10,049
Loans past due 90 days or more	1,085	1,372	1,415	2,062	1,518

Total non-performing loans	12,003	11,586	12,812	15,786	11,567

Other non-performing assets
Foreclosed assets held for sale	1,839	1,789	1,641	2,509	2,979
Other non-performing assets	83	78	53	29	393

Total other non-performing assets	1,922	1,867	1,694	2,538	3,372

Total non-performing assets	$13,925	$13,453	$14,506	$18,324	$14,939

Ratios
Allowance for loan losses to total loans	1.69%	1.72%	1.77%	1.78%	1.79%
Allowance for loan losses to
non-performing loans	220.84%	238.24%	212.83%	169.54%	219.13%
Allowance for loan losses to
non-performing assets	190.36%	205.17%	187.98%	146.06%	169.67%
Non-performing assets ratio *	0.89%	0.83%	0.94%	1.23%	1.05%
Non-performing loans to total loans	0.76%	0.72%	0.83%	1.05%	0.82%
Non-performing assets to total assets	0.58%	0.56%	0.61%	0.77%	0.67%

* Non-performing assets ratio = ( non-performing loans + foreclosed assets) / ( total loans + foreclosed assets)

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(In thousands, except share data)	2004	2004	2004	2004	2003

QUARTER-TO-DATE
Diluted earnings per share	$0.39	$0.47	$0.42	$0.37	$0.37
Operating earnings (excludes nonrecurring items)	6,310	6,907	6,288	5,411	5,318
Diluted operating earnings per share	0.42	0.47	0.42	0.37	0.37
Cash dividends declared per common share	0.15	0.14	0.14	0.14	0.14
Cash dividends declared - amount	2,193	2,045	2,049	1,977	1,974
Return on average stockholders’ equity	9.68%	11.79%	11.00%	10.09%	10.04%
Return on average assets	0.95%	1.14%	1.06%	0.96%	0.99%
Net interest margin (FTE)	4.09%	4.16%	4.05%	4.03%	4.17%
FTE Adjustment - investments	689	729	708	686	675
FTE Adjustment - loans	86	91	92	92	94
Amortization of intangibles	208	208	203	173	98
Amortization of intangibles, net of taxes	132	132	129	110	61
Average shares outstanding	14,608,104	14,608,158	14,656,569	14,181,904	14,089,152
Shares repurchased	—	16,950	56,515	—	—
Average price of repurchased shares	—	24.65	24.17	—	—
Average earning assets	2,239,174	2,195,602	2,177,169	2,085,133	1,963,121
Average interest bearing liabilities	1,899,644	1,861,703	1,834,989	1,758,873	1,650,136

YEAR-TO-DATE
Diluted earnings per share	$1.65	$1.26	$0.79	$0.37	$1.65
Operating earnings (excludes nonrecurring items)	24,916	18,606	11,699	5,411	23,320
Diluted operating earnings per share	1.68	1.26	0.79	0.37	1.62
Cash dividends declared per common share	0.570	0.420	0.280	0.140	0.525
Return on average stockholders’ equity	10.64%	10.98%	10.56%	10.09%	11.57%
Return on average assets	1.03%	1.06%	1.01%	0.96%	1.18%
Net interest margin (FTE)	4.08%	4.08%	4.04%	4.03%	4.34%
FTE Adjustment - investments	2,812	2,123	1,394	686	2,710
FTE Adjustment - loans	361	275	184	92	402
Amortization of intangibles	792	584	376	173	172
Amortization of intangibles, net of taxes	503	371	239	110	109
Average shares outstanding	14,515,364	14,483,772	14,420,548	14,181,904	14,114,428
Diluted shares outstanding	333,196	328,479	335,077	358,188	301,279
Average earning assets	2,174,340	2,152,570	2,130,817	2,085,133	1,864,070
Average interest bearing liabilities	1,838,865	1,818,458	1,796,596	1,758,873	1,559,138

END OF PERIOD
Book value	$16.29	$16.13	$15.57	$15.65	$14.89
Shares outstanding	14,621,707	14,601,030	14,614,074	14,669,789	14,101,521
Full-time equivalent employees	1,086	1,097	1,085	1,086	1,042
Total number of ATM’s	79	78	78	75	70
Total number of branches	78	78	78	76	71
Parent company only - investment in subsidiaries	257,851	257,610	250,055	251,268	221,626
Parent company only - intangible assets	133	133	133	133	133

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Operating Earnings
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(In thousands, except share data)	2004	2004	2004	2004	2003

QUARTER-TO-DATE
Net Income	$5,840	$6,907	$6,288	$5,411	$5,318
Nonrecurring items
Gain on sale of mortgage servicing	—	—	—	—	—
Write off of deferred debt issuance cost	771	—	—	—	—
Tax effect (39%)	(301)	—	—	—	—

Net nonrecurring items	470	—	—	—	—

Operating income	$6,310	$6,907	$6,288	$5,411	$5,318

Diluted earnings per share	$0.39	$0.47	$0.42	$0.37	$0.37
Nonrecurring items
Gain on sale of mortgage servicing	—	—	—	—	—
Write off of deferred debt issuance cost	0.05	—	—	—	—
Tax effect (39%)	(0.02)	—	—	—	—

Net nonrecurring items	0.03	—	—	—	—

Diluted operating earnings per share	$0.42	$0.47	$0.42	$0.37	$0.37

YEAR-TO-DATE
Net Income	$24,446	$18,606	$11,699	$5,411	$23,790
Nonrecurring items
Gain on sale of mortgage servicing	—	—	—	—	(771)
Write off of deferred debt issuance cost	771	—	—	—	—
Tax effect (39%)	(301)	—	—	—	301

Net nonrecurring items	470	—	—	—	(470)

Operating income	$24,916	$18,606	$11,699	$5,411	$23,320

Diluted earnings per share	$1.65	$1.26	$0.79	$0.37	$1.65
Nonrecurring items
Gain on sale of mortgage servicing	—	—	—	—	(0.05)
Write off of deferred debt issuance cost	0.05	—	—	—	—
Tax effect (39%)	(0.02)	—	—	—	0.02

Net nonrecurring items	0.03	—	—	—	(0.03)

Diluted operating earnings per share	$1.68	$1.26	$0.79	$0.37	$1.62

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 20, 2005	SIMMONS FIRST NATIONAL CORPORATION /s/ Robert A. Fehlman ———————————————————— Robert A. Fehlman, Senior Vice President and Chief Financial Officer